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                                                                   EXHIBIT 10.49


                  INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

                            DATED AS OF MARCH 5, 1999

                                      among

                         UNION BANK OF CALIFORNIA, N.A.,
                                as the Bank Agent

                          THE NOTEHOLDERS HEREIN NAMED

                    THE SYNTHETIC LEASE INVESTOR HEREIN NAMED

                         UNION BANK OF CALIFORNIA, N.A.,
                     as the Synthetic Lease Financing Agent

                         UNION BANK OF CALIFORNIA, N.A.,
                             as the Collateral Agent

                              SAFESKIN CORPORATION

                                       and

                    THE GRANTORS AND GUARANTORS HEREIN NAMED





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                                TABLE OF CONTENTS

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ARTICLE I DEFINITIONS........................................................................3

ARTICLE II ACTS OF SECURED CREDITORS; OBLIGATIONS...........................................12
        Section 2.1  Appointment of Collateral Agent.  .....................................12
        Section 2.2  Restrictions on Separate Enforcement Actions.  ........................12
        Section 2.3  Determination of Amounts of Obligations.  .............................12
        Section 2.4  Notice of Triggering Event.  ..........................................13

ARTICLE III DUTIES OF COLLATERAL AGENT......................................................13
        Section 3.1  Notices to Secured Creditors.  ........................................13
        Section 3.2  Actions Under Security Documents; Powers of Collateral Agent...........13
        Section 3.3  Limitations on Responsibility of Collateral Agent.  ...................14
        Section 3.4  Reliance by Collateral Agent...........................................15
        Section 3.5  Resignation and Removal of the Collateral Agent........................15
        Section 3.6  Expenses and Indemnification.  ........................................16

ARTICLE IV PROCEEDS OF SECURITY DOCUMENTS; OTHER AMOUNTS
        RECEIVED FOLLOWING TRIGGERING EVENT ................................................17
        Section 4.1  Disbursement Accounts; Application of Proceeds.........................17
               (a)    Establishment of Disbursement Account.  ..............................17
               (b)    Deposits into Disbursement Account.  .................................18
               (c)    Notices to Secured Creditors.  .......................................18
               (d)    Determination of Outstanding Obligations.  ...........................18
               (e)    Disbursements to Secured Creditors.  .................................18
               (f)    Collateral Agent's Costs and Expenses.  ..............................19
        Section 4.2  Turnover of Collateral Received by Secured Creditors.  ................20
        Section 4.3  Ratable Sharing by Secured Creditors...................................20
               (a)    Sharing Payments.  ...................................................20
               (b)    Determination of Pro Rata Shares and Deemed Collateral
                             Proceeds.  ....................................................20
        Section 4.4  Sharing of Distributions to Unsecured Creditors.  .....................21
        Section 4.5   Escrows. .............................................................21
               (a)    Synthetic Lease Outstandings..........................................21
               (b)    Canceled L/C Exposure.  ..............................................22
               (c)    Escrow Account.  .....................................................22
        Section 4.6  Reconciliation of Recovered Payments.  ................................22
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
        Section 4.7  Payments.  ............................................................23
        Section 4.8  Expenses.  ............................................................23
        Section 4.9   Actual Proceeds Retained.  ...........................................23

ARTICLE V REPRESENTATIONS AND WARRANTIES....................................................23

ARTICLE VI INTERCREDITOR ARRANGEMENTS.......................................................24
        Section 6.1  Security Interests and Bankruptcy Matters..............................24
        Section 6.2  Restrictions on Waivers, Amendments and Consents to Transaction
               Documentation................................................................25
        Section 6.3  Additional Collateral.  ...............................................27
        Section 6.4  Independent Investigation.  ...........................................28
        Section 6.5  Further Assurances, etc.  .............................................28

ARTICLE VII MISCELLANEOUS...................................................................28
        Section 7.1  Successors and Assigns.  ..............................................28
        Section 7.2  Notices.  .............................................................28
        Section 7.3  Termination.  .........................................................30
        Section 7.4  Applicable Law.  ......................................................31
        Section 7.5  Amendments and Waivers of Agreement.  .................................31
        Section 7.6  Waiver of Rights.  ....................................................31
        Section 7.7  Severability.  ........................................................31
        Section 7.8  Counterparts; Effectiveness.  .........................................31
        Section 7.9  Section Headings.  ...................................................31a
        Section 7.10  Complete Agreement.  ................................................31a
        Section 7.11  No Benefit to Third Parties.  .......................................31a
        Section 7.12  Attorneys' Fees.  ...................................................31a

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                  INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

               THIS INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT, dated as of March 5, 1999, is entered into by and among UNION BANK OF CALIFORNIA, N.A., a national banking association ("UBOC"), in its capacity as the Bank Agent (as defined below), UBOC in its capacity as the Synthetic Lease Financing Agent (as defined below), the Noteholders (as defined below), the Synthetic Lease Investor (as defined below), UBOC in its capacity as the Collateral Agent (as defined below) under this Agreement for the benefit of the Secured Creditors (as defined below), and, for the purposes of Article I, Sections 3.6, 4.8, 4.9, 6.5 and
Article VII only, SAFESKIN CORPORATION, a Florida corporation (the "Company"), and SAFESKIN SCIENTIFIC CORPORATION, a California corporation, with reference to the following facts:

                                    RECITALS

               A. The Company, the lenders identified therein (collectively, the "Banks"), and UBOC, as the Administrative Agent for the Banks (in such capacity, the "Bank Agent"), intend to enter into a certain Amended and Restated Revolving/Term Loan Agreement of even date herewith (as amended, modified, supplemented or restated and in effect from time to time, the "Bank Loan Agreement"), pursuant to which the Banks would provide the Company with a revolving credit facility of $40,000,000 (which facility would include a $5,000,000 sub-line of credit for commercial and standby letters of credit) and a term credit facility in an original principal amount of $60,000,000.

               B. The Company's obligations to the Banks in connection with the revolving and term credit facilities provided under the Bank Loan Agreement would be guaranteed by each of the Guarantors (as defined below) and would be secured by the Collateral.

               C. The Company proposes to enter into separate Note Purchase Agreements of even date herewith (collectively, as amended or supplemented from time to time, the "Noteholder Loan Agreement") with each of the purchasers listed on Schedule A thereto (together with their respective successors and assigns, the "Noteholders"), pursuant to which the Noteholders would provide the Company with term loans in the aggregate original principal amount of $40,000,000 and the Company would issue to the Noteholders its 6.89% Senior Secured Notes due 2009 (together with all notes issued pursuant to the Noteholder Loan Agreement in exchange or substitution therefor, the "Senior Notes") to evidence the Company's obligation to the Noteholders in connection with such term loans.



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


               D. The Company's obligations to the Noteholders in connection with the Noteholder Loan Agreement and the Senior Notes would be guaranteed by each of the Guarantors and secured by the Collateral.

               E. The Banks (in such capacity, the "Synthetic Lease Financers") and UBOC in its capacity as the Administrative Agent for the Synthetic Lease Financers (in such capacity, the "Synthetic Lease Financing Agent") propose to enter into a certain Credit Agreement of even date herewith (as amended, modified, supplemented or restated and in effect from time to time, the "Synthetic Lease Financing Agreement") with Union Bank of California, N.A., not in its individual capacity, but as Trustee (the "Synthetic Lease Borrower"). Bankers Commercial Corporation, a California corporation (the "Synthetic Lease Investor"), the Synthetic Lease Financers, the Synthetic Lease Financing Agent, the Synthetic Lease Borrower and Safeskin Real Estate Incorporated, a Delaware corporation (the "Synthetic Lease Lessee"), propose to enter into a certain Participation Agreement of even date herewith (as amended, modified, supplemented or restated and in effect from time to time, the "Synthetic Lease Participation Agreement").

               F. Pursuant to the Synthetic Lease Financing Agreement, the Synthetic Lease Financers would provide the Synthetic Lease Borrower with an interest-only term loan in the aggregate original principal amount of up to $58,200,000, and pursuant to the Synthetic Lease Participation Agreement, the Synthetic Lease Investor would make an investment in the Synthetic Lease Borrower in an amount of up to $1,800,000. The proceeds of the term loan to be provided by the Synthetic Lease Financers to, and the investment by the Synthetic Lease Investor in, the Synthetic Lease Borrower would be utilized by the Synthetic Lease Borrower to acquire and construct office buildings in San Diego, California, which the Synthetic Lease Borrower would lease to the Synthetic Lease Lessee.

               G. The Synthetic Lease Borrower's obligations to the Synthetic Lease Financers under the Synthetic Lease Financing Agreement and the Synthetic Lease Lessee's obligations under the Synthetic Lease would be guaranteed by the Company and the Guarantors, and such guaranties would be secured by the Collateral.

               H. The Banks, the Noteholders, the Synthetic Lease Investor and the Synthetic Lease Financers desire (i) to confirm their agreement that the Bank Outstandings (as defined below), the Noteholder Outstandings (as defined below) and the Synthetic Lease Outstandings (as defined below) shall rank pari passu and of equal priority in right of payment and lien priority and (ii) to appoint UBOC as their collective collateral agent for the purposes set forth herein.

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               I. It is a condition precedent to the effectiveness of each of the Bank Loan Agreement, the Noteholder Loan Agreement, the Synthetic Lease Financing Agreement and the Synthetic Lease Participation Agreement that the parties hereto shall have entered into this Agreement.

               NOW, THEREFORE, in consideration of the above premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

               As used in this Agreement (including, without limitation, in the introduction and the recitals hereto), the following terms shall have the respective meanings set forth below.

               "Additional Collateral" has the meaning specified in Annex A to the Synthetic Lease Participation Agreement.

               "Additional Senior Indebtedness" means secured indebtedness of the Company incurred after the date of this Agreement which ranks pari passu and of equal priority in right of payment and lien priority with the other Outstanding Obligations and the aggregate outstanding principal amount of which does not exceed the sum of (i) $25,000,000 and (ii) an amount, not to exceed $15,000,000, equal to the aggregate amount of principal payments made by the Company in respect of the Term Loan (as defined in the Bank Loan Agreement) and the Senior Notes; provided, however, that any increase in the commitments under the Bank Loan Agreement shall reduce, dollar for dollar, the amount determined under subclause (ii) above.

               "Additional Senior Indebtedness Financing Agreements" means the definitive financing agreements entered into by the Company in connection with any Additional Senior Indebtedness.

               "Additional Senior Indebtedness Outstandings" means, at any time, subject to Section 6.2(d), the sum (without duplication) of the following:

                           (i) the aggregate principal amount outstanding at any
time under the Additional Senior Indebtedness Financing Agreements and the aggregate amount of accrued and unpaid interest thereon at such time;


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



                      (ii) the aggregate amount of accrued and unpaid fees payable to the holders of the Additional Senior Indebtedness under or in connection with the Additional Senior Indebtedness Financing Agreements; and

                      (iii) the aggregate amount of all other monetary obligations of the Company, the Grantors and the Guarantors that are accrued and owing at such time to the holders of Additional Senior Indebtedness under the Additional Senior Indebtedness Financing Agreements, including indemnification and reasonable expense reimbursement obligations and fees, if any.

               "Agency Termination Date" means the termination date of this Agreement pursuant to Section 7.3 hereof; provided, however, the Collateral Agent shall continue to perform the duties set forth in Section 4.1 hereof until the last Disbursement Date.

               "Allocable L/C Share" has the meaning specified in Section 4.5 hereof.

               "Bank Agent" has the meaning specified in the recitals to this Agreement.

               "Bank Loan Agreement" has the meaning specified in the recitals to this Agreement.

               "Bank Outstandings" means, at any time, subject to Section 6.2(b), the sum (without duplication) of the following:

                      (i) the aggregate principal amount of Loans outstanding at such time under (and as defined in) the Bank Loan Agreement and the aggregate amount of accrued and unpaid interest thereon at such time;

                      (ii) the aggregate amount of all Letter of Credit Disbursements not yet reimbursed to the Banks and accrued and unpaid interest thereon at such time;

                      (iii) the aggregate amount of accrued and unpaid fees payable to the Banks, or any of them, under or in connection with the Bank Loan Agreement;

                      (iv) the L/C Exposure; and

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                      (v) the aggregate amount of all other monetary obligations of the Company that are accrued and owing at such time to the Banks under the Bank Loan Agreement or any other Loan Document related thereto (and as defined therein), including obligations in connection with "swaps", "caps", "collars" or other interest rate protection contracts, indemnification obligations and reasonable expense reimbursement obligations.

               "Bank Parties" means, collectively, the Bank Agent, the Banks and their respective assigns, participants and successors.

               "Banks" has the meaning specified in the recitals to this Agreement.

               "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks are authorized or required to be closed in the State of California.

               "Certificate Regarding Obligations" means, with respect to any Secured Creditor, a notice executed by an officer thereof, addressed to the Collateral Agent, certifying the aggregate amount of Outstanding Obligations held by such Secured Creditor as of the date of such certificate, together with the dollar amounts of the foregoing attributable to (i) principal, (ii) interest, (iii) L/C Exposure (excluding any Allocable L/C Shares which must be redistributed pursuant to Section 4.5), (iv) fees, (v) Make-Whole Amount, (vi) costs, (vii) indemnity payments and (viii) other amounts, respectively.

               "Closing Date" shall have the meaning set forth therefor in
Section 7.8.

               "Collateral" means all of the personal property and assets of whatever nature, tangible or intangible, now owned or existing or hereafter acquired or arising, wherever located, of any of the Grantors on or in which the Secured Creditors have been granted a lien or security interest pursuant to the Security Documents, and all proceeds of any of the foregoing collateral. Without limiting the foregoing, any and all amounts required to be provided as cash collateral for L/C Exposure pursuant to the Bank Loan Agreement or any agreement executed in connection therewith shall be deemed to be Collateral for the purpose of this Agreement. The term "Collateral" shall not include either (i) any Additional Collateral or any proceeds thereof in which either the Synthetic Lease Financing Agent or the Synthetic Lease Financing Borrower is granted a security interest following the repayment in full of the Noteholder Outstandings or (ii) any real property, any improvements thereto, or any leases, rents or other assets associated therewith or proceeds thereof (collectively, "Real Property Assets") of the Company or of any Subsidiary of the Company, including, without



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limitation, any Real Property Assets in which the Synthetic Lease Financing
Agent may hold a deed of trust, mortgage, security interest or similar lien as collateral security for the Synthetic Lease Outstandings.

               "Collateral Agent" means UBOC in its capacity as the collateral agent for the Secured Creditors hereunder and under the Security Documents, and its successors in such capacity.

               "Deemed Collateral Proceeds" means any payment or other distribution received by any Secured Creditor (or the Collateral Agent acting as its agent hereunder) in respect of the Outstanding Obligations owed to it, or any reduction in the amount of Outstanding Obligations owed to such Secured Creditor, whether by voluntary payment, by realization upon security, through the exercise of any right of set-off or banker's lien, or by the enforcement of any right under the Transaction Documents, other guaranties or security agreements or otherwise, and whether by claim, counterclaim or cross action or as adequate protection of a deposit treated as cash collateral under the federal Bankruptcy Code, and including distributions of Collateral itself; provided, however, Deemed Collateral Proceeds shall exclude (i) payments made pursuant to this Agreement, (ii) reductions in L/C Exposure resulting from the expiration of any Letter of Credit or reduction in the amount available to be drawn under any Letter of Credit, (iii) any Additional Collateral or any proceeds thereof in which either the Synthetic Lease Financing Agent or the Synthetic Lease Financing Borrower is granted a security interest following the repayment in full of the Noteholder Outstandings, and (iv) Real Property Assets.

               "Deposit Notice" has the meaning specified in Section 4.1(c) hereof.

               "Disbursement Account" has the meaning specified in Section 4.1(a) hereof.

               "Disbursement Date" has the meaning specified in Section 4.1(c) hereof.

               "Escrow Release Date" shall mean:

                      (a) with respect to any Letter of Credit, the earlier to occur of (i) the date on which a drawing on such Letter of Credit is made or (ii) the date of the expiration of such Letter of Credit in accordance with its terms, and

                      (b) with respect to the Synthetic Lease Outstandings, subject to Section 4.1(e), the first Disbursement Date after which the Synthetic Lease Agent shall have foreclosed upon (or acquired by deed in lieu of foreclosure)



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         the fee estate relating to the Real Property assets and all net proceeds of such foreclosure or acquisition shall have been applied to reduce the Synthetic Lease Outstandings.

               "Foreign Subsidiary" means a Subsidiary of the Company that (i) is organized under the laws of a country (or political subdivision thereof) other than the United States of America and (ii) holds all or substantially all of its assets outside the United States of America.

               "Grantors" means, collectively, the Company, its Subsidiary, Safeskin Scientific Corporation, and any other Subsidiary of the Company that hereafter becomes a party to any Security Document.

               "Guarantors" means, collectively, Safeskin Scientific Corporation, and any and all future Significant Domestic Subsidiaries of the Company.

               "Issuing Lender" means UBOC or any successor Bank acting as the letter of credit issuing bank for and on behalf of the Banks pursuant to the Bank Loan Agreement.

               "Insolvency Proceeding" means any proceeding commenced by or against any Person under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement or other similar relief.

               "Letter of Credit" means any commercial or standby letter of credit issued by the Issuing Lender for and on behalf of the Banks pursuant to the Bank Loan Agreement.

               "L/C Exposure" means, as of any date, the aggregate maximum available amount which may be drawn under all Letters of Credit outstanding as of such date.

               "Letter of Credit Disbursement" means a payment or disbursement made by the Issuing Lender pursuant to a Letter of Credit.

               "Majority Secured Creditors" means, as of any date, (i) Banks holding a majority of the Bank Outstandings existing on such date, (ii) Synthetic Lease Financers holding a majority of the Synthetic Lease Outstandings existing on such date, (iii) Noteholders holding a majority of the Noteholder Outstandings existing on such


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date, and (iv) if applicable, the holders of a majority of the Additional Senior
Indebtedness Outstandings existing on such date.

               "Make-Whole Amount" has the meaning set forth in the Noteholder Loan Agreement.

               "Noteholder Outstandings" means, at any time, subject to Section 6.2(a), the sum (without duplication) of the following:

                      (i) the aggregate principal amount of the loans outstanding at such time under the Noteholder Loan Agreement, the aggregate amount of accrued and unpaid interest thereon at such time and the Make-Whole Amount determined at such time in respect of such principal amount;

                      (ii) the aggregate amount of accrued and unpaid fees payable to the Noteholders under or in connection with the Noteholder Loan Agreement; and

                      (iii) the aggregate amount of all other monetary obligations of the Company, the Grantors and the Guarantors that are accrued and owing at such time to the Noteholders under the Noteholder Loan Agreement, the Senior Notes, or any of the "Financing Documents" executed in connection with (and as defined in) the Noteholder Loan Agreement, including indemnification and reasonable expense reimbursement obligations and fees, if any.

               "Noteholders" has the meaning set forth in the recitals to this Agreement.

               "Notice of Triggering Event" means a written notice delivered by any Secured Creditor pursuant to this Agreement to the Collateral Agent, stating that a Triggering Event has occurred and setting forth the date on which such Triggering Event is believed to have first existed.

               "Outstanding Obligations" means, at any time, the sum of: (i) the aggregate Bank Outstandings at such time; (ii) the aggregate Noteholder Outstandings at such time; and (iii) the aggregate Synthetic Lease Outstandings at such time; and, (iv) if applicable, the aggregate Additional Senior Indebtedness Outstandings at such time.

               "Person" means any individual or entity, including, without limitation, a trustee, corporation, general partnership, limited partnership, limited liability company, joint stock company, trust estate, unincorporated organization, business association, firm, joint venture, governmental agency or authority, or other entity.

               "Pledge Agreement" means that certain Pledge Agreement of even date herewith executed by the Company in favor of the Collateral Agent, for the ratable benefit of the Secured Creditors, substantially in the form of Exhibit "A" hereto, as amended or supplemented from time to time.

               "Pro Rata Share" means, with respect to any Secured Creditor as of any date, the percentage of all Outstanding Obligations owed to such Secured Creditor, if any, as of such date, as evidenced by the Certificate Regarding Obligations then most recently delivered to the Collateral Agent pursuant hereto.

               "Real Property Assets" has the meaning set forth in the definition of the term "Collateral."

               "Safeskin Scientific Corporation" means Safeskin Scientific Corporation, a California corporation and a Subsidiary of the Company.

               "Secured Creditors" means collectively: (i) the Bank Agent (on behalf of the Bank Parties); (ii) the Noteholders; (iii) the Synthetic Lease Financing Agent (on behalf of the Synthetic Lease Financers and the Synthetic Lease Investor) and (iv) the holder of any Additional Senior Indebtedness which hereafter becomes a party to this Agreement pursuant to Section 7.11 hereof.

               "Security Agreement" means that certain Security Agreement of even date herewith executed by the Company and the Guarantors in favor of the Collateral Agent, for the ratable benefit of the Secured Creditors, substantially in the form of Exhibit "B" hereto, as amended or supplemented from time to time.

               "Security Documents" means, collectively, the Pledge Agreement and the Security Agreement and each other agreement, document or instrument relating to the Collateral executed from time to time, all as amended or supplemented from time to time.

               "Senior Notes" has the meaning specified in the recitals to this Agreement.

               "Sharing Date" means, in respect of a Triggering Event, the date specified in the related Notice of Triggering Event as being the date on which such Triggering Event is believed to have first existed.

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               "Significant Domestic Subsidiary" means a Subsidiary that is not a Foreign Subsidiary and that either (i) had net income for the fiscal year of the Company then most recently ended in excess of 5% of the consolidated net income of the Company and its Subsidiaries for such fiscal year or (ii) had assets in excess of 5% of the total assets of the Company and its Subsidiaries on a consolidated basis as at the end of the fiscal year of the Company then most recently ended.

               "Subsidiary" means, as of any date of determination and with respect to any Person, any corporation, limited liability company or partnership (whether or not, in any case, characterized as such or as a "joint venture"), whether now existing or hereafter organized or acquired: (a) in the case of a corporation or limited liability company, of which a majority of the securities having ordinary voting power for the election of directors or other governing body (other than securities having such power only by reason of the happening of a contingency) are at the time beneficially owned by such Person and/or one or more Subsidiaries of such Person, or (b) in the case of a partnership, of which a majority of the partnership or other ownership interests are at the time beneficially owned by such Person and/or one or more of its Subsidiaries.

               "Synthetic Lease Borrower" has the meaning specified in the recitals to this Agreement.

               "Synthetic Lease Financers" has the meaning specified in the recitals to this Agreement.

               "Synthetic Lease Financing Agent" means UBOC in its capacity as the Administrative Agent for the Synthetic Lease Financers under the Synthetic Lease Financing Agreement, and its successors in such capacities.

               "Synthetic Lease Financing Agreement" has the meaning specified in the recitals to this Agreement.

               "Synthetic Lease Guarantee" means the collective reference to the Guarantee dated as of the date hereof made by the Company and the Guarantors in favor of the Synthetic Lease Financing Agent for the benefit of the Synthetic Lease Financers and the Synthetic Lease Investor and the Guarantee dated as of the date hereof made by the Company and the Guarantors in favor of the Synthetic Lease Lessor, as the same may be amended, supplemented or otherwise modified from time to time.

               "Synthetic Lease Investor" has the meaning specified in the recitals to this Agreement.

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

               "Synthetic Lease Lessee" has the meaning specified in the recitals to this Agreement.

               "Synthetic Lease Operative Agreements" means the "Operative Agreements" as defined in Annex A to the Synthetic Lease Participation Agreement.

               "Synthetic Lease Outstandings" means, at any time, subject to
Section 6.2(b), the sum (without duplication) of the Company's and the Guarantors' contingent or actual liability under each Synthetic Lease Guarantee with respect to the following outstanding obligations:

                      (i) the aggregate principal amount of the loans outstanding at such time under the Synthetic Lease Financing Agreement and the aggregate amount of accrued and unpaid interest thereon at such time;

                      (ii) the aggregate amount of accrued and unpaid fees payable to the Synthetic Lease Financers under or in connection with the Synthetic Lease Financing Agreement;

                      (iii) the amount of the Investor Contribution outstanding at such time and the aggregate amount of accrued and unpaid Investor Yield thereon at such time;

                      (iv) without duplication of clauses (i), (ii) and (iii) above, the payment obligations and undertakings applicable to the Synthetic Lease Lessee contained in or arising under the Synthetic Lease or any of the Synthetic Lease Operative Agreements, including accrued and unpaid Rent, the Purchase Option Price and the Maximum Residual Guarantee Amount; and

                      (v) the aggregate amount of all other monetary obligations of the Synthetic Lease Borrower and the Synthetic Lease Lessee that are accrued and owing at such time to the Synthetic Lease Financers and the Investor under the Synthetic Lease Financing Agreement, the Synthetic Lease Guarantee, the Synthetic Lease Participation Agreement and the other Synthetic Lease Operative Agreements, including indemnification and reasonable expense reimbursement obligations and fees, if any.

               "Synthetic Lease Participation Agreement" has the meaning specified in the recitals to this Agreement.

               "Transaction Documents" means the Bank Loan Agreement and the other "Loan Documents" delivered thereunder and as defined therein, the Noteholder Loan Agreement and the "Financing Documents" delivered thereunder and as defined therein, and the Synthetic Lease Financing Agreement and the other Synthetic Lease Operative Agreements delivered thereunder and as defined therein; in each case including each of the Security Documents and any and all guaranties executed by the Company and the Guarantors for the benefit of the Secured Creditors.

               "Triggering Event" means the acceleration of the maturity or claim for payment of the entire amount due in respect of any of the Additional Senior Indebtedness Outstandings, the Bank Outstandings, the Noteholder Outstandings or the Synthetic Lease Outstandings.

               "Unsecured Claim Distributions" means any distributions of any kind or character made in respect of unsecured or under secured deficiency claims against the Company in any dissolution, winding up, liquidation, reorganization or other insolvency proceeding of the Company.


                                   ARTICLE II
                     ACTS OF SECURED CREDITORS; OBLIGATIONS

        Section 2.1 Appointment of Collateral Agent. Each of the Secured Creditors appoints UBOC to act as Collateral Agent pursuant to the terms of this Agreement, and UBOC agrees to act as Collateral Agent for such Secured Creditors pursuant to the terms of this Agreement, in each case until the Agency Termination Date.

        Section 2.2 Restrictions on Separate Enforcement Actions. Each Secured Creditor agrees that, until the Agency Termination Date, (a) the provisions of this Agreement shall exclusively govern the circumstances upon which any Secured Creditor may exercise rights and remedies under the Security Documents or otherwise with respect to the Collateral and (b) except as expressly permitted hereunder, each Secured Creditor shall:

                             (1) refrain from taking or filing any action,
               judicial or otherwise, to enforce any rights or pursue any remedies under the Security Documents or otherwise with respect to the Collateral, except for delivering notices hereunder; and

                             (2) refrain from exercising any rights or remedies
               under the Security Documents or otherwise with respect to the Collateral which may be exercisable as a result of a Triggering Event; and

                             (3) refrain (unless the Collateral Agent has
               consented in writing thereto) from exercising any right of set off or similar right with respect to amounts on deposit with such Secured Creditor (excluding application of funds pursuant to non-default contract rights);

provided, however, the foregoing shall not prevent any Secured Creditor from taking any of the actions listed in Section 6.2(d) hereof.

        Section 2.3 Determination of Amounts of Obligations. Whenever the Collateral Agent is required to determine the existence or amount of any of the Outstanding Obligations or any portion thereof, or the existence of any Triggering Event for any purposes of this Agreement, it shall be entitled to make such determination on the basis of the Certificates Regarding Obligations, Notices of Triggering Event, notices rescinding Notices of Triggering Event and other notices and certificates delivered to it by any Secured Creditor hereunder. The Collateral Agent may rely conclusively, absent manifest error, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to the Company or any other Grantor or Guarantor, to any Secured Creditor or to any other Person as a result of any action taken by it based upon such determination prior to receipt of notice of any error in such determination.

        Section 2.4 Notice of Triggering Event. The Bank Agent shall, promptly upon learning of the existence of any Triggering Event under the Bank Loan Agreement or any Security Document to which it is a party or the beneficiary, promptly deliver a Notice of Triggering Event to the Collateral Agent. The Noteholders shall, upon learning of the existence of any Triggering Event under the Noteholder Loan Agreement or any Security Document to which the Noteholders are a party or the beneficiary, promptly deliver a Notice of Triggering Event to the Collateral Agent. The Synthetic Lease Financing Agent shall, upon learning of the existence of any Triggering Event under the Synthetic Lease Financing Agreement or any Security Document to which the Synthetic Lease Financers are a party or the beneficiary, promptly deliver a Notice of Triggering Event to the Collateral Agent. A Notice of Triggering Event shall be deemed to be outstanding at all times after such notice has been given until such time, if any, as such notice has been rescinded by written notice to the Collateral Agent that such Triggering Event has been cured or waived in accordance with the terms thereof and hereof.

                                   ARTICLE III
                           DUTIES OF COLLATERAL AGENT

        Section 3.1 Notices to Secured Creditors. The Collateral Agent shall notify each Secured Creditor promptly upon receipt of any Notice of Triggering Event, any certificate rescinding such Notice of Triggering Event delivered in accordance with the last sentence of Section 2.4, or any request by any party hereto for any consent, waiver or amendment with respect hereto or any other Security Document. The Collateral Agent also shall promptly give notice to each Secured Creditor at any time when the Collateral Agent shall otherwise become aware of the existence of any Triggering Event.

         Section 3.2 Actions Under Security Documents; Powers of Collateral
Agent.

               (a) Each Secured Creditor hereby grants to the Collateral Agent an exclusive and irrevocable power of attorney, until the Agency Termination Date, for the purpose of enforcing any and all rights and remedies of such Secured Creditor under each Security Document subject to the reservations of rights set forth in Section 6.2(d) hereof.

               (b) The Collateral Agent agrees to administer the Security Documents and the Collateral, to make such demands, give such notices, take such actions under or with respect to the Security Documents and exercise other rights, powers and remedies as shall be available to it under the Security Documents or any of them (including, at any time when a Notice of Triggering Event shall have been given and shall be outstanding, the foreclosure on and disposition of Collateral or any portion thereof) and as are requested in writing by the Majority Secured Creditors and not inconsistent with or contrary to the provisions of this Agreement, the Transaction Documents or law.

               (c) Absent written instructions from the Majority Secured Creditors at a time when a Notice of Triggering Event shall be outstanding, the Collateral Agent may take, but shall have no obligation to take, any and all such actions under the Security Documents or any of them or otherwise as it shall deem to be in the best interests of the Secured Creditors in order to maintain the Collateral and protect and preserve the Collateral and the rights of the Secured Creditors, not inconsistent with or contrary to the provisions of this Agreement, the Transaction Documents or law.

               (d) Notwithstanding subsections (b) and (c) above, and any other provision of this Agreement or any other agreement among the parties hereto, the

Collateral Agent shall not without the prior written consent of the affected Secured Creditor, release, waive, discharge, amend, assign, subordinate or compromise any rights of such Secured Creditor in the Collateral or any other of the rights of such Secured Creditor (or duties of the Company or any Grantor or Guarantor) under any Security Document or other Transaction Document to which the Collateral Agent is a party (except to the extent otherwise required or permitted by either (i) any Transaction Document or (ii) a final order of a court of competent jurisdiction or otherwise by law).

        Section 3.3 Limitations on Responsibility of Collateral Agent. The Collateral Agent shall have no duties or responsibilities except those expressly set forth in this Agreement. The Collateral Agent shall not by reason of this Agreement or the Security Documents have any fiduciary obligation to any Secured Creditor. The Collateral Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained herein or in any other Transaction Document, except for those expressly made by it herein. The Collateral Agent makes no representation as to the value or condition of the Collateral or any part thereof, as to the title of the Grantors to the Collateral, as to the security afforded by this Agreement or any Security Document or, except as expressly set forth in Article V, as to the validity, execution, enforceability, legality or sufficiency of this Agreement or any Transaction Document. The Collateral Agent shall have no duty to the Grantors or to the Secured Creditors as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Collateral Agent or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except the duty to accord such of the Collateral as may be in its possession substantially the same care as it accords its own assets and the duty to account for monies received by it. The Collateral Agent may exercise its powers and duties by or through employees or agents and shall be entitled to take, and rely upon, advice of counsel concerning all matters pertaining to its rights and duties hereunder. Neither the Collateral Agent nor any of its officers, directors, shareholders, employees or agents shall be liable for any action taken or omitted to be taken hereunder except for its or their willful misconduct or gross negligence.

        Section 3.4  Reliance by Collateral Agent.

               (a) The Collateral Agent shall be fully protected in relying upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order or other paper or document which it reasonably believes to be genuine and to have been signed or presented by the proper party or parties.

               (b) The Collateral Agent shall not be deemed to have actual, constructive, direct or indirect notice or knowledge of the occurrence of any Triggering

Event unless and until the Collateral Agent shall have received a Notice of Triggering Event; provided however, if the Secured Creditor with a duty to give notice of such Triggering Event under Section 2.4 hereof is then also serving as the Collateral Agent (e.g., initially UBOC hereunder), then the Collateral Agent shall be deemed to have knowledge of such Triggering Event on the date when such Secured Creditor is first required by Section 2.4 to give such notice.

        Section 3.5  Resignation and Removal of the Collateral Agent.

               (a) The Collateral Agent (i) may resign at any time upon notice to the Secured Creditors and (ii) may be removed at any time upon the written request of the Majority Secured Creditors sent to the Collateral Agent and the other Secured Creditors.

               (b) If the Collateral Agent shall resign or be removed, the Majority Secured Creditors shall have the right to select a replacement Collateral Agent by notice to the Collateral Agent and the other Secured Creditors.

               (c) Upon any replacement of the Collateral Agent, the Collateral Agent shall assign all right, title and interest of the Collateral Agent hereunder and under all the Security Documents to the replacement Collateral Agent, without recourse to or representation or warranty by the Collateral Agent or any Secured Creditors and at the expense of the Company. Upon such replacement, the retiring Collateral Agent shall be discharged and released from its duties and obligations hereunder; however, the provisions of this Agreement shall continue in effect for the benefit of the retiring Collateral Agent in respect of any actions taken or omitted to be taken by the retiring Collateral Agent while it was acting as Collateral Agent.

               (d) No resignation or removal of the Collateral Agent shall become effective until a replacement Collateral Agent shall have been selected as provided herein and shall have assumed in writing the obligations of the Collateral Agent hereunder and under the Security Documents. In the event that a replacement Collateral Agent shall not have been selected as provided herein or shall not have assumed such obligations within 45 days after the resignation or removal of the Collateral Agent, then the Collateral Agent or any Secured Creditor may apply to a court of competent jurisdiction for the appointment of a replacement Collateral Agent for the remainder of its term.

        Section 3.6  Expenses and Indemnification.

               (a) By countersigning this Agreement, the Company, each Grantor and each Guarantor jointly and severally agrees (i) to reimburse the Collateral Agent, on demand, for any expenses incurred by the Collateral Agent, including reasonable counsel fees and compensation of agents, arising out of, in any way connected with, or as a result of, the execution or delivery of this Agreement or any Security Document or any agreement or instrument contemplated hereby or thereby or the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder or in connection with the enforcement or protection of the rights of the Collateral Agent and the Secured Creditors under this Agreement and the Security Documents and (ii) to indemnify and hold harmless the Collateral Agent and its directors, officers, employees and agents, on demand, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, or suits (including reasonable costs, expenses or disbursements) of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Collateral Agent in its capacity as the Collateral Agent or any of them in any way relating to or arising out of this Agreement or any Security Document or any action taken or omitted by them under this Agreement or any Security Document; provided, however, that the Company, the Grantors and the Guarantors shall not be liable to the Collateral Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Collateral Agent or any of its directors, officers, employees or agents.

               (b) Each Secured Creditor agrees (i) to reimburse the Collateral Agent, on demand, in proportion to its Pro Rata Share on the date of such demand for any expenses referred to in Section 3.6(a) which shall not have been reimbursed by the Company or any other Grantor or Guarantor or paid from the proceeds of Collateral as provided herein and (ii) to indemnify and hold harmless the Collateral Agent and its directors, officers, employees and agents, on demand, in the amount of such Pro Rata Share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements referred to in Section 3.6(a), to the extent the same shall not have been reimbursed by the Company or any other Grantor or any Guarantor or paid from the proceeds of Collateral as provided herein; provided, however, that no Secured Creditor shall be liable to the Collateral Agent for any portion of such expenses, liabilities, obligations, losses, damages, penalties, actions, judgments, or suits (including reasonable costs and disbursements) resulting from the gross negligence or willful misconduct of the Collateral Agent or any of its directors, officers, employees or agents, or in any case from the exercise of foreclosure remedies by the Collateral Agent in violation of the terms of this Agreement.

                                   ARTICLE IV
                      PROCEEDS OF SECURITY DOCUMENTS; OTHER
                   AMOUNTS RECEIVED FOLLOWING TRIGGERING EVENT

        Section 4.1  Disbursement Accounts; Application of Proceeds.

               (a) Establishment of Disbursement Account. Upon the occurrence of a Triggering Event, the Collateral Agent promptly shall establish and maintain at its banking office in San Diego, California (or upon notice to the Secured Creditors, such other banking office in California as it may select and notify to each Secured Creditor, so long as its lien is continuously maintained as contemplated herein), a non-interest-bearing segregated deposit account entitled the "Safeskin Intercreditor Disbursement Account" (the "Disbursement Account"). Such account will be held by the Collateral Agent as provided in this Agreement and shall at all times be in the exclusive possession of, and under the control of, the Collateral Agent, as agent for the Secured Creditors. Neither the Company nor any Grantor or Guarantor shall have rights to any such account or to any amounts on deposit therein. The Company hereby grants and assigns to the Collateral Agent, for the benefit of the Secured Creditors, as collateral security for the Outstanding Obligations, all of the Company's residual right, title and interest, if any, in and to the Disbursement Account, all funds from time to time maintained therein, all investments thereof, all interest, dividends and other amounts earned thereon and all proceeds thereof.

               (b) Deposits into Disbursement Account. Except as otherwise explicitly required by law, the Collateral Agent shall deposit into the Disbursement Account all amounts collected and received by it in its capacity as Collateral Agent (and not in any other capacity) in respect of the Outstanding Obligations, including all monies received on account of any sale of or other realization upon any of the Collateral pursuant to any Security Document and any distributions, or pursuant to enforcement of any guaranty or other Transaction Document. The Collateral Agent shall be authorized to release amounts on deposit in the Disbursement Account to the Company or any other Grantor to the extent required by any of the Security Documents or applicable law.

               (c) Notices to Secured Creditors. Not later than the last day of each month in which any amounts shall have been deposited into the Disbursement Account, and on the Agency Termination Date, the Collateral Agent shall provide written notice of all such deposits during such month (or partial month if applicable) to each Secured Creditor and to the Company (a "Deposit Notice"), specifying (i) the dates of such deposits, (ii) the amounts of such deposits,
(iii) the date that the

Collateral Agent will make a disbursement in respect of such deposits (which date shall be not less than 10 nor more than 30 days after the date of the Deposit Notice (the "Disbursement Date")), and (iv) the basis upon which the amount due to each Secured Creditor will be calculated.

               (d) Determination of Outstanding Obligations. Following receipt of any Deposit Notice, each Secured Creditor shall, not later than four Business Days next preceding the Disbursement Date specified in such Deposit Notice, deliver to the Collateral Agent a duly completed Certificate Regarding Obligations (or a supplement to a previously delivered a Certificate Regarding Obligations) which shall certify the amount of Outstanding Obligations due and payable to such Secured Creditor as of the date one Business Day before such Disbursement Date. The Collateral Agent shall calculate the Pro Rata Shares of each of the Secured Creditors in reliance upon such Certificates. Promptly following its determination of such proportionate shares and in any event no later than two Business Days prior to the applicable Disbursement Date, the Collateral Agent shall notify the Secured Creditors of such determination (including details showing such determination).

               (e) Disbursements to Secured Creditors. On the applicable Disbursement Date, the Collateral Agent shall disburse and retain the amount on deposit in the Disbursement Account as set forth below:

               FIRST: To the payment of the reasonable costs and expenses of such sale, collection or other realization, and to the payment of any and all reasonable expenses and costs incurred or suffered by the Collateral Agent and its agents and counsel, including amounts required to be provided to the Collateral Agent pursuant to subsection (f) hereof in connection therewith or in connection with this Agreement or the Security Documents; and thereafter,

               SECOND: To the Secured Creditors in payment of the Outstanding Obligations, the amounts of such payments to Secured Creditors to be made in proportion to their respective Pro Rata Shares as measured pursuant to subsection (d) hereof; provided, however, that all amounts on deposit in the Disbursement Account allocable to (i) outstanding L/C Exposure or (ii) the Synthetic Lease Outstandings shall be deposited in escrow and held by the Collateral Agent until the Escrow Release Date and thereafter applied in accordance with Sections 4.5(a) and 4.5(b) hereof; provided, further, however, if based upon the advice of its counsel, the Synthetic Lease Financing Agent notifies the Collateral Agent (and the Collateral Agent, in turn, has notified the Secured Creditors) of the determination by the Synthetic Lease Financing Agent that a foreclosure upon (or acquisition by deed in lieu of foreclosure) of the fee estate relating to the Real Property assets would materially impair the exercise of the remedies of the Synthetic Lease Financing Agent with respect to the Company, the Synthetic Lease Borrower or any other obligor with respect to the Synthetic Lease Outstandings, or any collateral provided by any of the foregoing entities as security for the payment and performance of the Synthetic Lease Outstandings, as a result of the application, or potential application, of the anti-deficiency statutes or "one-action" rule of California law, all amounts on deposit in the Disbursement Account allocable to the Synthetic Lease Outstandings shall be disbursed to the Synthetic Lease Financers on the applicable Disbursement Date; and thereafter,

               THIRD: After payment in full of the obligations described in clauses FIRST and SECOND above, to the order of the Company or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

Together with the payment of each disbursement from the Disbursement Account on each Disbursement Date, the Collateral Agent shall deliver to each Secured Creditor a statement detailing the aggregate amount disbursed to all Secured Creditors, the amount deposited in the Disbursement Account and all deductions therefrom pursuant to clause FIRST of this subsection (e).

               (f) Collateral Agent's Costs and Expenses. Notwithstanding subsections (d) and (e) above, the Collateral Agent shall have the right from time to time to apply amounts in the Disbursement Account to the payment of the reasonable out-of-pocket costs and expenses (including reasonable attorney fees and disbursements) incurred by the Collateral Agent in administering and carrying out its obligations under this Agreement or any of the Security Documents, in exercising or attempting to exercise any right or remedy hereunder or thereunder or in taking possession of, protecting, preserving or disposing of any item of Collateral, and all amounts against or for which the Collateral Agent is to be indemnified or reimbursed hereunder (excluding any such costs, expenses or amounts which have theretofore been reimbursed) until all of such costs, expenses and amounts have been paid in full.

        Section 4.2 Turnover of Collateral Received by Secured Creditors. Until the Agency Termination Date, each Secured Creditor shall promptly put in the custody, possession or control of the Collateral Agent for disposition or distribution in accordance with the provisions of Section 4.1 any Deemed Collateral Proceeds, and any other proceeds of any enforcement of rights under any Security Document, over which such Secured Creditor obtains custody, control or possession, excluding Real Property Assets and any Additional Collateral or any proceeds thereof in which either the Synthetic Lease Financing Agent or the Synthetic Lease Borrower has been granted a security interest following the repayment in full of the Noteholder Outstandings; and shall immediately notify each other Secured Creditor of the amount and circumstances thereof. Until such time as each Secured Creditor shall have complied with the provisions of this Section 4.2, such Secured Creditor shall be deemed to hold any such Collateral or proceeds in trust for the parties entitled thereto hereunder.

        Section 4.3  Ratable Sharing by Secured Creditors.

               (a) Sharing Payments. The Secured Creditors hereby agree among themselves that if a Triggering Event shall occur after the Agency Termination Date, and at any time after the related Sharing Date for such Triggering Event any of them shall receive any Deemed Collateral Proceeds, in an amount in excess of such Secured Creditor's Pro Rata Share (as of such Sharing Date) of all Deemed Collateral Proceeds received by all Secured Creditors after such Sharing Date, then the Secured Creditor receiving such excess Deemed Collateral Proceeds shall immediately (i) notify each other Secured Creditor of the amount and circumstances thereof, and (ii) pay over a portion of such Deemed Collateral Proceeds, in amounts such that all such Deemed Collateral Proceeds shall be shared by all Secured Creditors in proportion to their respective Pro Rata Shares measured as of such Sharing Date, to each other Secured Creditor.

               (b) Determination of Pro Rata Shares and Deemed Collateral Proceeds. Promptly after the occurrence of a Triggering Event, the Secured Creditor having issued the Notice of Triggering Event shall deliver such notice to the Collateral Agent specifying the applicable Sharing Date for such Triggering Event, whereupon the Collateral Agent shall promptly notify each of the other Secured Creditors thereof. Not later than five Business Days following receipt of such notice from the Collateral Agent, each Secured Creditor shall deliver to the Collateral Agent and to each other Secured Creditor a duly completed Certificate Regarding Obligations (or a supplement to a previously delivered a Certificate Regarding Obligations) which shall additionally certify
(i) the amount of Outstanding Obligations due and payable to such Secured Creditor as of the Sharing Date specified in such notice and (ii) the aggregate amount of Deemed Collateral Proceeds received by such Secured Creditor since the Sharing Date specified in such notice. Each Secured Creditor that shall receive any Deemed Collateral Proceeds after the date of such Certificate Regarding Obligations shall promptly give to the Collateral Agent a revised Certificate Regarding Obligations. Within two Business Days following receipt of a Certificate Regarding Obligations from each of the Secured Creditors, the Collateral Agent shall deliver copies of each of such Certificates to each of the Secured Creditors together with a schedule showing the Pro Rata Share of each Secured Creditor.

        Section 4.4 Sharing of Distributions to Unsecured Creditors. If Unsecured Claim Distributions of any type shall be made to the Secured Creditors in respect of their unsecured claims against the Company, each Secured Creditor receiving such Unsecured Claim Distributions shall (a) assign portions thereof, without recourse, representation or warranty, to the other Secured Creditors to the extent necessary to ensure that all Secured Creditors share in the Unsecured Claim Distributions made to them in respect of their unsecured claims against the Company, the Grantors and the Guarantors pro rata in proportion to the amount of such unsecured claims held by them, and (b) provide written notice to the Collateral Agent of the amounts of such assignments.

         Section 4.5 Escrows.

               (a) Synthetic Lease Outstandings. Any amounts placed in escrow pursuant to clause (i) of paragraph SECOND of Section 4.1(e) shall be held in escrow until the applicable Escrow Release Date. If on the applicable Escrow Release Date the Synthetic Lease Outstandings shall not have been paid in full, an amount equal to the amount deposited in escrow with respect to the Synthetic Lease Outstandings (or such lesser amount as shall be necessary to pay the Synthetic Lease Outstandings in full) shall be disbursed to the Synthetic Lease Financing Agent to pay the Synthetic Lease Outstandings, with the balance promptly disbursed by the Collateral Agent to the remaining Secured Creditors in accordance with Section 4.1(e); provided that if on such Escrow Release Date the Synthetic Lease Outstandings shall have been paid in full, the amount held in escrow and relating to the Synthetic Lease Outstandings shall promptly be disbursed by the Collateral Agent to the Secured Creditors in accordance with
Section 4.1(e).

               (b) Canceled L/C Exposure. Any amounts placed in escrow pursuant to clause (ii) of paragraph SECOND of Section 4.1(e) shall be held in escrow until the applicable Escrow Release Date. If as of the applicable Escrow Release Date the corresponding Letter of Credit (i) has been drawn on, an amount equal to the amount of such draw (or such lesser amount as shall have been deposited in escrow with respect to such Letter of Credit) shall be disbursed to the applicable Secured Creditor in satisfaction of such Outstanding Obligation, or
(ii) has not been drawn on, the amount held in escrow and relating to such Letter of Credit shall be disbursed on the next succeeding Disbursement Date to the Secured Creditors in such proportions as they would have received had such Letter of Credit, to the extent not drawn on, not been deemed to be issued and outstanding as of the Disbursement Date which gave rise to the escrow deposit.

               (c) Escrow Account. Pending the disbursement thereof pursuant to the terms of this Section 4.5, amounts held in escrow shall (to the extent the Collateral Agent deems practical) be invested by the Collateral Agent in (i) marketable direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing not later than the earlier of the anticipated disbursement date of such amounts and the date 180 days from the date of acquisition thereof; (ii) investments in commercial paper maturing not later than the earlier of the anticipated disbursement date of such amounts and the date 180 days from the date of acquisition thereof and having, at such date of acquisition, a rate of "A-2" or better from Standard & Poor's Ratings Group or a rating of "P-1" or better from Moody's Investors Service, Inc.; (iii) investments in certificates of deposit, banker's acceptances and time deposits maturing not later than the earlier of the anticipated distribution date of such amounts and the date 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any office of any commercial bank which has a combined capital and surplus and undivided profits of not less than $100,000,000 and which has a long-term bank deposit rating of "A" or better from Standard & Poor's Ratings Group or from Moody's Investors Service, Inc.; and
(iv) investments in repurchase agreements with any commercial bank referred to in clause (iii) above with respect to obligations of the type referred to in clause (i) above, provided that such repurchase agreements are secured by such obligations and require repurchase thereunder within ten days.

        Section 4.6 Reconciliation of Recovered Payments. If a payment or distribution received by the Collateral Agent or a Secured Creditor (herein, a "sharing payor") and subsequently distributed to or shared with the Collateral Agent or one or more Secured Creditors, as set forth herein, is rescinded or recovered, or must otherwise be returned for any reason, each recipient of such a distribution or sharing payment will, upon notice from such sharing payor, forthwith pay over to such sharing payor an amount equal to the amount distributed to it or shared with it in respect thereof.

        Section 4.7 Payments. Except as otherwise provided in Section 4.1(c), all payments to be made pursuant to this Article IV shall be made within five Business Days following receipt by the payor of the corresponding Certificate Regarding Obligations from the Collateral Agent or the payee pursuant hereto (or, in the case of Section 4.6, the notice required thereunder), to the account of such payee, where payments are to be made to such payee under the Bank Loan Agreement, the Noteholder Loan Agreement or the Synthetic Lease Financing Agreement, as applicable (or to such other payment address as may be notified to the other parties hereto in accordance with Section 7.2 hereof).

        Section 4.8 Expenses. By countersigning this Agreement, the Company, each Grantor and each Guarantor jointly and severally agrees to reimburse each Secured Creditor, on demand, for any reasonable expenses incurred by such party, including counsel fees and compensation of agents, arising out of, in any way connected with, or as a result of, the execution or delivery of this Agreement or any Security Document or any agreement or instrument contemplated hereby or thereby or the performance by the parties hereto or thereto of their respective obligations hereunder.

        Section 4.9 Actual Proceeds Retained. The Company and each Grantor and Guarantor each acknowledges that its indebtedness (and the amount of any other payment obligation it may have) to any Secured Creditor is reduced only by actual proceeds retained by such Secured Creditor for its own account.

                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

               The Collateral Agent and the Secured Creditors each represent and warrant to the other parties hereto that (a) the execution, delivery and performance of this Agreement (i) have been duly authorized by all requisite corporate or partnership action, as the case may be, on its part and (ii) will not contravene any provision of its charter or by-laws or partnership agreement, as the case may be, or any order of any court or other governmental authority having applicability to it or any applicable law, and (b) this Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation.

                                   ARTICLE VI
                           INTERCREDITOR ARRANGEMENTS

         Section 6.1 Security Interests and Bankruptcy Matters.

               (a) Subject to subsection (b) of this Section 6.1, the Collateral Agent and the Secured Creditors each hereby agree that, with respect to each item of Collateral, the liens and security interests of the respective Secured Creditors therein shall secure all of the Outstanding Obligations on a pari passu basis notwithstanding the order of filing of UCC financing statements or recording of any Security Documents by the Collateral Agent or any Secured Creditor, the order or time of granting any liens, the physical possession of any of the Collateral or other method of perfection therein; and the Secured Creditors further agree that all proceeds of

Collateral and other amounts received by the Collateral Agent or any Secured Creditor under the Security Documents or any other Transaction Documents (excluding Real Property Assets and any Additional Collateral or any proceeds thereof in which either the Synthetic Lease Financing Agent or the Synthetic Lease Borrower is granted a security interest after the repayment in full of the Noteholder Outstandings) shall at all times be shared by the Secured Creditors as provided herein. Any and all amounts required to be provided as cash collateral for L/C Exposure pursuant to the Bank Loan Agreement or any agreement executed in connection therewith shall be deemed to be Collateral for the purpose of this Agreement.

               (b) The obligations of the parties hereto shall not be affected by the bankruptcy or insolvency of the Company or any of the Grantors or by the invalidity, disallowance or subordination of any of the Outstanding Obligations under Section 548 of the Federal Bankruptcy Code, under the Uniform Fraudulent Transfer Act or the Uniform Fraudulent Conveyance Act as in effect in any state or under any similar statute or rule of law (whether asserted by a creditor, a trustee in bankruptcy or a debtor in possession). Each Secured Creditor waives any right to, and any claim or defense which would, (i) challenge the validity, perfection or priority of any security interest in the Collateral held by any other Secured Creditor, or (ii) seek the subordination or avoidance of any such security interest; and agrees, for the benefit of each other Secured Creditor, not to initiate, encourage or join in any such action by any other party.

               (c) For the limited purpose of perfecting the security interest or lien of the Secured Creditors in those types or items of Collateral in which a security interest or lien may, or is required to be, perfected by possession, each Secured Creditor hereby appoints each other Secured Creditor as its bailee for the limited purpose of possessing on its behalf any such Collateral that may come into the possession of such other Secured Creditor from time to time, and each Secured Creditor agrees to act as bailee for such limited purpose of perfecting such other Secured Creditor's security interest or lien by possession through a bailee.

         Section 6.2 Restrictions on Waivers, Amendments and Consents to Transaction Documentation.

               (a) Notwithstanding any contrary provisions contained in the Noteholder Loan Agreement, so long as there are either any Additional Senior Indebtedness Outstandings, any Bank Outstandings, L/C Exposure or commitments by the Banks to lend or issue Letters of Credit under the Bank Loan Agreement, or any Synthetic Lease Outstandings or commitments by the Synthetic Lease Financers to lend under the Synthetic Lease Financing Agreement, no amendment or waiver of any provision of the Noteholder Loan Agreement, nor consent to any departure by the Company therefrom, shall do any of the following unless such amendment, waiver or consent shall have been approved in writing by each of the holders of the Additional Senior Indebtedness, the Bank Agent and the Synthetic Lease Financing
Agent:

                      (i) increase the maximum principal amount of the Senior Notes and other obligations under the Noteholder Loan Agreement; or

                      (ii) shorten any scheduled date on which any payment shall be required of principal of, or interest on, the loan under the Noteholder Loan Agreement or the Senior Notes.

               (b) Notwithstanding any contrary provisions contained in the Bank Loan Agreement, so long as there are either any Additional Senior Indebtedness Outstandings, any Noteholder Outstandings, or any Synthetic Lease Outstandings or commitments by the Synthetic Lease Financers to lend under the Synthetic Lease Financing Agreement, no amendment or waiver of any provision of the Bank Loan Agreement nor consent to any departure by the Company therefrom, shall do any of the following unless such amendment, waiver or consent shall have been approved in writing by each of the holders of the Additional Senior Indebtedness, the Noteholders and the Synthetic Lease Financing Agent:

                      (i) increase the maximum aggregate commitments under the Bank Loan Agreement; or

                      (ii) shorten any scheduled date on which any payment shall be required of principal of or interest on, the advances under the Bank Loan Agreement (or any other "Loan Document" delivered pursuant to and as defined in the Bank Loan Agreement), the reimbursement obligations in respect of the Letters of Credit, or any fees or other amounts payable under the Bank Loan Agreement or such other "Loan Documents", or shorten any required expiration date of the Letters of Credit other than in accordance with the terms of such Letter of Credit.

               (c) Notwithstanding any contrary provisions contained in the Synthetic Lease Financing Agreement, so long as there are either any Additional Senior Indebtedness Outstandings, any Bank Outstandings, L/C Exposure or commitments by the Banks to lend or issue Letters of Credit under the Bank Loan Agreement, or any Noteholder Outstandings, no amendment or waiver of any provision of the Synthetic Lease Financing Agreement nor consent to any departure by the Synthetic Lease Borrower therefrom, shall do any of the following unless such amendment, waiver or consent shall have been approved in writing by each of the holders of the Additional Senior Indebtedness, the Bank Agent and the
Noteholders:

                      (i) increase the maximum principal amount of loans and other obligations under the Synthetic Lease Financing Agreement; or

                      (ii) shorten any scheduled date on which any payment shall be required of principal of, or interest on, the loan under the Synthetic Lease Financing Agreement or any "Synthetic Lease Operative Agreement" delivered pursuant to and as defined in the Synthetic Lease Financing Agreement) or any fees or other amounts payable thereunder.

               (d) Notwithstanding any contrary provisions contained in the Additional Senior Indebtedness Financing Agreements, so long as there are either any Bank Outstandings, L/C Exposure or commitments by the Banks to lend or issue Letters of Credit under the Bank Loan Agreement, any Noteholder Outstandings, or any Synthetic Lease Outstandings or commitments by the Synthetic Lease Financers to lend under the Synthetic Lease Financing Agreement, no amendment or waiver of any provision of the Additional Senior Indebtedness Financing Agreements nor consent to any departure by the Company therefrom, shall do any of the following unless such amendment, waiver or consent shall have been approved in writing by each of the Bank Agent, the Noteholders and the Synthetic Lease Financing Agent:

                      (i) increase the maximum principal amount of the Additional Senior Indebtedness above the aggregate amount permitted under the definition of Additional Senior Indebtedness; or

                      (ii) shorten any scheduled date on which any payment shall be required of principal of, or interest on, the loan under the Additional Senior Indebtedness Financing Agreements.

               (e) No provision of subsections (a), (b), (c), or (d) above, nor any other provision of this Agreement or any other agreement among the parties hereto, shall limit or restrict the ability of each Secured Creditor: (i) to impose a default rate of interest in accordance with the terms of its respective Transaction Documents; (ii) to accelerate its Outstanding Obligations; (iii) to terminate its commitments to lend to the Company; (iv) to sue the Company and obtain judgment on its debt with respect to all or part of the Outstanding Obligations owed to it; (v) to raise any defenses in any action in which it has been made a party defendant or has been joined as a third party; (vi) to declare a "Default" or "Event of Default" under its respective Transaction Documents;
(vii) otherwise to exercise any of its rights or remedies against the

Company or any Grantor or Guarantor in accordance with the terms of any of its respective Transaction Documents, as applicable, as in effect on the Closing Date and as the same may be amended from time to time in accordance with the terms hereof, except as may be explicitly prohibited hereby; (viii) to initiate an action or actions in any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar proceeding in its individual capacity or in its capacity as holder of Outstanding Obligations and to appear or be heard on any matter before the bankruptcy or other applicable court in any such proceeding, except to the extent (if any) explicitly prohibited hereby. This Agreement shall survive the commencement of any such bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar proceeding.

        NOTWITHSTANDING THE FOREGOING PROVISIONS OF THIS SECTION 6.2(D), IN NO EVENT SHALL ANY SECURED CREDITOR EITHER (1) EXERCISE ANY RIGHT OF OFFSET WITH RESPECT TO ANY DEPOSIT ACCOUNT OF THE COMPANY OR OF ANY OTHER GRANTOR OR GUARANTOR MAINTAINED WITH SUCH SECURED CREDITOR WITHOUT THE PRIOR CONSENT OF ALL OTHER SECURED CREDITORS OR (II) COMMENCE ANY JUDICIAL FORECLOSURE ACTION AGAINST THE COMPANY WITHOUT THE PRIOR CONSENT OF THE COLLATERAL AGENT.

        Section 6.3 Additional Collateral. Each of the Secured Creditors hereby covenants and agrees that it (i) will not accept any guarantee of any of the Outstanding Obligations from any Person, other than the guaranties issued by the Guarantors, unless each of the other Secured Creditors shall receive a guaranty from such Person having substantially the same terms and provisions and (ii) will not take any additional security interest in or lien on any real property or other assets of the Company or any other Person (other than any Additional Collateral in which either the Synthetic Lease Financing Agent or the Synthetic Lease Borrower is granted a security interest following the repayment in full of the Noteholder Outstandings) to secure any of the Secured Obligations unless such security interest or lien secures the payment of all the Secured Obligations on a pari passu basis pursuant to the Security Documents.

        Section 6.4 Independent Investigation. No Secured Creditor, nor any of its respective directors, officers, agents or employees, shall be responsible to the other for the solvency or financial condition of the Company or of any other Grantor or Guarantor or the ability of the Company or any Guarantor to repay any of the Outstanding Obligations, or for the value, sufficiency, existence or ownership of any of the Collateral, the perfection or vesting of any lien or security interest, or the statements of the Company, any Grantor or any Guarantor, oral or written, or for the validity, sufficiency or enforceability of any of the Outstanding Obligations, any

Transaction Document, any document or agreement executed or delivered in connection with or pursuant to any of the foregoing, or the liens or security interests granted by the Company or any other Grantor to the Collateral Agent in connection therewith. Each Secured Creditor has entered into its respective Transaction Documents with the Company, the Grantors and the Guarantors based upon its own independent investigation, and makes no warranty or representation to the other, nor does it rely upon any representation by the other, with respect to the matters identified or referred to in this Section 6.4.

        Section 6.5 Further Assurances, etc. Each party hereto shall execute and deliver such other documents and instruments, in form and substance reasonably satisfactory to the other parties hereto, and shall take such other action, in each case as any other party hereto may reasonably have requested (at the cost and expense of the Company which, by countersigning this Agreement, agrees to pay such costs and expenses), to effectuate and carry out the provisions of this Agreement, including by recording or filing in such places as the requesting party may deem desirable, this Agreement or such other documents or instruments.

                                   ARTICLE VII
                                  MISCELLANEOUS

        Section 7.1 Successors and Assigns. This Agreement shall be binding on and inure to the benefit of each of the Secured Creditors and their respective successors and assigns. This Agreement is not intended to confer any benefit on, or create any obligation of any Secured Creditor to, the Company or any third party, including the Grantors and the Guarantors.

        Section 7.2 Notices. Notices and other communications provided for herein or in any Security Document shall be in writing and shall be delivered by hand or overnight courier service, mailed or sent by telecopy, as follows:

               (a)    if to the Bank Agent, at:

                      Union Bank of California, N.A.
                      San Diego Commercial Banking Office
                      530 "B" Street, 4th Floor
                      San Diego, California  92101
                      Attention:   Douglas S. Lambell
                      Telecopier:  (619) 230-3766
                      Telephone:  (619) 230-3029

               (b) if to the Noteholders, at their respective addresses for notices set forth on Schedule A to the Noteholder Loan Agreement, or to such other address of any Noteholder as it may designate in writing to the Collateral Agent.

               (c) if to the Synthetic Lease Financing Agent, at:

                      Union Bank of California, N.A.
                      San Diego Commercial Banking Office
                      530 "B" Street, 4th Floor
                      San Diego, California  92101
                      Attention:   Douglas S. Lambell
                      Telecopier:  (619) 230-3766
                      Telephone:  (619) 230-3029

               (d) If to the Synthetic Lease Investor, at:

                      Union Bank of California, N.A.
                      San Diego Commercial Banking Office
                      530 "B" Street, 4th Floor
                      San Diego, California  92101
                      Attention:   Douglas S. Lambell
                      Telecopier:  (619) 230-3766
                      Telephone:  (619) 230-3029

               (e) if to the Collateral Agent, at:

                      Union Bank of California, N.A.
                      San Diego Commercial Banking Office
                      530 "B" Street, 4th Floor
                      San Diego, California  92101
                      Attention:   Douglas S. Lambell
                      Telecopier:  (619) 230-3766
                      Telephone:  (619) 230-3029

               (f) if to the Company, any Grantor or any Guarantor, to it as specified in the Bank Loan Agreement, the Noteholder Loan Agreement, the Synthetic Lease Financing Agreement or the Security Document to which the party sending such notice is a party.

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telex or telecopy, or on the date three (3) Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 7.2 or, in each case, in accordance with the latest unrevoked direction from such party given in accordance with this Section 7.2 (each such unrevoked direction from any Secured Creditor or any assignee or successor of either shall be deemed to be an amendment of this Section 7.2).

         Section 7.3 Termination. This Agreement shall automatically terminate upon the earlier to occur of:

               (a) the indefeasible payment in full of all of the Outstanding Obligations;

               (b) in the event of any dissolution, winding up, liquidation, reorganization or other insolvency proceeding of the Company, the completion of all distributions to the Secured Creditors in respect of the Secured Obligations after the discharge or satisfaction thereof (and this Agreement shall have no effect with respect to the enforcement of any obligations so distributed), the satisfaction or discharge of the obligations under the Security Documents and the compliance with the provisions of this Agreement with respect to all Deemed Collateral Proceeds, Unsecured Claim Distributions and other property received by the Secured Creditors in respect of the Secured Obligations.

        Section 7.4 Applicable Law. This agreement shall be construed in accordance with and governed by the laws of the State of New York.

        Section 7.5 Amendments and Waivers of Agreement. No amendment or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by the Majority Secured Creditors; provided, further, that any amendments that relate to any of Sections 3.2, 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 6.2, 7.3 or this Section 7.5 shall require the consent of all of the Secured Creditors and provided further, that the consent of the Company shall be required in connection with any amendment to Article I or this Section
7.5. No waiver of any provision of this Agreement and no consent to any departure by any party hereto from the provisions hereof shall be effective unless such waiver or consent shall be set forth in a written instrument executed by the party against which it is sought to be enforced, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances.

        Section 7.6 Waiver of Rights. Neither any failure nor any delay on the part of any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, and a single or partial exercise thereof shall not preclude any other or further exercise or the exercise of any other right, power or privilege.

        Section 7.7 Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provision.

        Section 7.8 Counterparts; Effectiveness. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Agreement shall become effective on the date (the "Closing Date") on which each of the following conditions precedent shall have been satisfied: (i) this Agreement shall have been executed and delivered by each Secured Creditor, the Company and Safeskin Scientific Corporation, and (ii) all conditions precedent to the effectiveness of the Bank Loan Agreement, the Noteholder Loan Agreement and the Synthetic Lease Financing Agreement (other than the effectiveness of this Agreement) shall have been satisfied or waived in writing. Delivery of an executed counterpart of this Agreement by facsimile transmission shall be equally as effective as delivery of a manually executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile transmission also shall deliver a manually executed counterpart of this Agreement, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability and binding effect of this Agreement.

        Section 7.9 Section Headings. The Article and Section headings used herein are for convenience of reference only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

        Section 7.10 Complete Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior representations, negotiations, writings, memoranda and agreements. To the extent any provision of this Agreement conflicts with any other Transaction Document, the provisions of this Agreement shall be controlling.

        Section 7.11 No Benefit to Third Parties. The terms and provisions of this Agreement shall be for the sole benefit of the Bank Parties, the Noteholders, the Synthetic Lease Investor, the Synthetic Lease Financers, and the holder of any Additional Senior Indebtedness which hereafter becomes a party to this Agreement by executing a joinder agreement in form and substance acceptable to the Secured Creditors, and the respective successors and assigns of the foregoing parties. No other Person (including the Company or any Grantor or Guarantor) shall have any right, benefit, priority or interest under, or because of, this Agreement.

        Section 7.12 Attorneys' Fees. If any legal action or proceeding is brought by any party hereto to enforce or construe a provision of this Agreement, the unsuccessful party in such action or proceeding, irrespective of whether such action or proceeding is settled or prosecuted to final judgment, shall pay all of the reasonable attorneys' fees and costs incurred by the prevailing party.

               IN WITNESS WHEREOF, the Bank Agent, for and on behalf of all present and future Bank Parties, the Noteholders, the Synthetic Lease Investor and the Synthetic Lease Financing Agent, for and on behalf of all present and future Synthetic Lease Financers, have caused this Agreement to be duly executed by their respective duly authorized officers, all as of the day and year first above written.

                         The Bank Agent:

                         UNION BANK OF CALIFORNIA, N.A.,
                         a national banking association,
                         as Administrative Agent


                         By:
                            --------------------------------------
                             Douglas S. Lambell
                             Vice President

                              The Noteholders:

                              PACIFIC LIFE INSURANCE COMPANY

                              By:
                                 -------------------------------------
                                   Name:
                                   Title:

                              By:
                                 -------------------------------------
                                   Name:
                                   Title:

                              RELIASTAR LIFE INSURANCE COMPANY

                              By:
                                 -------------------------------------
                                   Name:
                                   Title:

                              NORTHERN LIFE INSURANCE COMPANY

                              By:
                                 -------------------------------------
                                   Name:
                                   Title:

                              RELIASTAR LIFE INSURANCE COMPANY OF
                              NEW YORK

                              By:
                                 -------------------------------------
                                   Name:
                                   Title:

                              SECURITY CONNECTICUT LIFE INSURANCE
                              COMPANY

                              By:
                                 -------------------------------------
                                   Name:
                                   Title:

                              AMERICAN UNITED LIFE INSURANCE
                              COMPANY

                              By:
                                 -------------------------------------
                                   Name:
                                   Title:

                              THE STATE LIFE INSURANCE COMPANY

                              By:
                                 -------------------------------------
                                   Name:
                                   Title:

                              THE SECURITY MUTUAL LIFE INSURANCE
                              COMPANY OF LINCOLN NEBRASKA

                              By:
                                 -------------------------------------
                                   Name:
                                   Title:

                              The Synthetic Lease Investor:

                              BANKERS COMMERCIAL CORPORATION

                              By:
                                 -------------------------------------
                                   Name:
                                   Title:

                              The Synthetic Lease Financing Agent:

                              UNION BANK OF CALIFORNIA, N.A.,
                              a national banking association,
                              as Administrative Agent


                              By:
                                 -------------------------------------
                                    Douglas S. Lambell
                                    Vice President


                              The Collateral Agent:

                              UNION BANK OF CALIFORNIA, N.A.,
                              a national banking association,
                              as Collateral Agent

                              By:
                                 -------------------------------------
                                   Douglas S. Lambell
                                   Vice President

                              The Company:

                              SAFESKIN CORPORATION,
                              a Florida corporation


                              By:
                                 -------------------------------------
                              Name:
                                 -------------------------------------
                              Title:
                                 -------------------------------------

                              The Guarantors and other Grantors:

                              SAFESKIN SCIENTIFIC CORPORATION,
                              a California corporation


                              By:
                                 -------------------------------------
                              Name:
                                 -------------------------------------
                              Title:
                                 -------------------------------------